Exhibit 10.2

                                        LEASE
                                        -----


BETWEEN:

              WEST-BEND CONSTRUCTION LTD.

                                                                      (Landlord)

AND:          SPECTRUM TRADING INC.

                                                                        (Tenant)

AND:          Raj-Mohinder S. Gurm

                                                                   (indemnifier)

DATED:        September 1, 1998

                                        LEASE

   THIS INDENTURE dated for reference the 1st day of September, 1998.

BETWEEN:

           WEST-BEND CONSTRUCTION LTD.(incorporation No. 116,283), a company
           ---------------------------
           duly incorporated under the laws of the Province of British Columbia, having its registered office located at 13511 Woodcrest Drive, Surrey, British Columbia, V4P 1W3

           (the "Landlord")

AND:       SPECTRUM TRADING INC.(Incorporation No. 396,738), a company duly
           --------------------
           incorporated under the laws of the Province of British Columbia, having its registered office located at Suite 203, 4620 Sydney Street, Vancouver, B.C. V5N 5N8

           (the "Tenant")

AND:       RAJ-MOHINDER S. GURM of 13718 - 91 St., Surrey, B.C. V3V 7X1
           --------------------

           (the "Indemnifier")

WHEREAS:

A. The Landlord is the registered owner of the development known as the BELVIEW INDUSTRIAL CENTRE, being that certain parcel or tract of land and premises situate, lying and being at 13018 - 80th Avenue, Surrey, British Columbia, more particularly known and described as:

           Parcel Identifier: 009-646-493
           Lot 3, Section 20, Township 2
           New Westminster District
           Plan 76694

           (the "Lands");

B. The Landlord and the Tenant are desirous of entering into a lease of all and singular those certain premises described in Schedule "A" hereto (the "Leased Premises"), forming part of the Phase II Building (the "Building") situate upon the Lands;

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C.   The Landlord has agreed to lease to the Tenant and the Tenant has agreed to lease from the Landlord the Leased Premises, and the Indemnifier has--agreed
to act as indemnifier, on the terms and conditions hereinafter set forth;   "

NOW THEREFORE WITNESSETH that in consideration of the rents, covenants, agreements, representations and warranties herein contained, the parties hereby covenant and agree as follows:

                             ARTICLE 1 - DEFINITIONS
                             -----------------------

1.01 The terms defined in this Article shall for all purposes of the Lease or other instruments supplemental hereto have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

      (a) "Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or any former occupant in the Leased Premises, including internal stairways, doors, hardware, partitions (including movable partitions) and wall -to-wall carpeting, but excluding the Tenant's trade fixtures, furniture and equipment not in the nature of fixtures;

      (b) "Rent" includes Additional Rent, Basic Rent and any other monies which may become payable by the Tenant to the Landlord pursuant to this Lease;

      (c) "Tenant's Proportionate Share" means that fraction having as its denominator the total square footage of the rentable area of the Building (whether actually rented or not), including all common areas;

      (d) "Term" means the period specified in paragraph 3.01, as it may be extended or renewed by the Tenant pursuant to the option to renew contained in this Lease.

                           ARTICLE 2 - GRANT OF LEASE
                           --------------------------

2.01 The Landlord hereby demises and leases the Leased Premises unto the Tenant to have and to hold during the Term and the Tenant hereby takes the Leased Premises on lease from the Landlord and covenants to pay the Rent and to observe and perform all the covenants and obligations to be observed and performed by the Tenant pursuant to this Lease.

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Page 3

                                 ARTICLE 3 - TERM
                                 ----------------

3.01 The Tenant shall have and hold the Leased Premises for and during the term of three years and two months (3 years & 2 months) commencing on the 1st day of September, 1998 (the "Commencement Date") and ending on the 31st day of October, 2001 (the "Term) unless sooner terminated pursuant to any provision hereof or unless renewed pursuant to the provisions hereof.

                                 ARTICLE 4 - USE
                                 ---------------

4.01 The Tenant shall not use nor allow the Leased Premises to be used for any other purpose than conducting the Tenant's business, being the business of light manufacturing of jewellery cleaner and tire sealant and related office uses, as described in Schedule "C", or for such other business purposes as the Landlord may from time to time approve in writing.

4.02 The Tenant covenants and agrees that it will commence to carry on its business within thirty (30) days of the Commencement Date and will carry on its business on the Leased Premises continuously during the Term and any renewal thereof.

                                ARTICLE 5 - RENT
                                ----------------
                                   BASIC RENT
                                   ----------

5.01 The Tenant shall pay to the Landlord, commencing on the 1st day of September, 1998 and continuing thereafter on the first day of each and every month during the Term, rent (Basic Rent) plus G.S.T. as follows:

         Area in      Annual Rent    Annual Rent    Monthly Basic
Year     Sq.Ft.       Per Sq. Ft.    Payable        Rent Payable
----     -------      -----------    -----------    -------------
1.         4,400         $5.75        $25,300.00        $2,108.33
2.         4,400         $6.00        $26,400.00        $2,200.00
3.         4,400         $6.00        $26,400.00        $2,200.00

5.02 Upon execution of the Lease the Tenant shall present to the Landlord twelve (12) post-dated cheques, made payable to the Landlord and commencing September 1, 1998, representing Basic Rent payable during the first year of the Term, plus last month's Basic rent, Additional Rent and G.S.T. Upon the first anniversary of the Commencement Date during the Term the Tenant shall present to the Landlord a further twelve (12) post-dated cheques representing Basic Rent and Goods and Services Tax payable during such ensuing period.

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Page 4

                               ADDITIONAL RENT
                               ---------------

5.03 The Tenant shall pay to the Landlord as Additional Rent in each year of the Term, by way of monthly installments as reasonably estimated by the Landlord and subject to annual adjustment on an actual basis, the Tenant's Proportionate Share of the following:

(a) the total of all taxes, rates, duties, levies and assessments whatsoever ("Taxes"), whether municipal, parliamentary, school, realty or otherwise, charged upon the Building, the Lands and all improvements now or hereafter thereon or upon the Landlord on account thereof, including all taxes, rates, duties, levies and assessments for local improvements, and including corporation capital tax assessed to the Landlord in respect of the Building, and including any and all taxes which may in future be levied in lieu of taxes as hereinbefore set out, but excluding any Tenant's Taxes (as defined in paragraph 7.02);

(b) the total of all costs and expenses incurred by the Landlord for operating, maintaining and repairing the Lands and the Building, whether paid or payable by the Landlord or by others on behalf of the Landlord, and shall include, without limiting the generality of the foregoing, the costs of the following:

      (i) electricity, fuel and other services and utilities not otherwise levied directly to the Tenant in respect of the Leased Premises, including general operating and maintenance expenses used for heating, ventilating, lighting and air conditioning purposes throughout the Building, including replacement of florescent tubes in the common areas inside and outside the Building;

      (ii)    water and sewer charges;

      (iii) painting, maintaining and cleaning interior areas not normally leased to tenants;

      (iv) gardening and landscaping maintenance and the maintenance of all outside areas on the Lands outside the Building, including garbage removal or incineration, snow removal and scavenging charges;

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Page 5

      (v) all supplies required for the general operation, care, maintenance and cleaning of the Lands and Building, including all supplies and necessities which are occasioned by everyday wear and tear;

      (vi)    window cleaning;

      (vii) charges of any independent contractors employed in the care, maintenance, cleaning or repair of the Lands and Building;

      (viii) charges of any independent contractors employed in the care, maintenance, cleaning or repair of the Lands and Building;

      (ix) security guards and other protection services, should they be required;

      (x) premiums of all insurance maintained by the Landlord in respect of the Lands and the Building;

      (xi) improving the Building if the landlord is required by law or a competent authority to make such improvements;

      (xii)   repair and maintenance of the interior of the Building,

but shall not include:

      (xiii)  depreciation;

      (xiv) structural repair or painting and repair of general wear and tear of the exterior of the Building, including any roof repair or replacement.

      (xv) interest on debt or capital retirement of debt or other costs properly chargeable to the capital account of the Landlord;

      (xvi) costs directly chargeable by the Landlord to the Tenant or to other tenants of the Building pursuant to the provisions of this Lease or of their respective leases;

      (xvii) costs for which the Landlord is reimbursed by the proceeds of insurance claims to the extent of such reimbursements.

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5.04   The amount of the Additional Rent which the Tenant is to pay shall be estimated by the Landlord in advance, acting reasonably, for such period (not to exceed one year) as the landlord may determine and the Landlord shall furnish to the Tenant an estimate of the Additional Rent, and the Tenant agrees to pay to the Landlord such estimated amount in monthly instalments in advance during each such period.

5.05 Within ninety (90) days after the end of each such period the Landlord shall furnish the Tenant with a statement showing the actual amount of Additional Rent and the Landlord and Tenant covenant and agree each with the other that if an overpayment of the Additional Rent has been make by the Tenant, the Landlord shall credit such amount to the Additional Rent for the next ensuing period and if there is no ensuing period such amount shall be paid to the Tenant; if an amount remains owing to the Landlord in respect of the Additional Rent, the Tenant shall forthwith pay such amount to the Landlord.
No interest shall accrue to the benefit of the Tenant on the monies so collected by the Landlord.

                                     GENERAL
                                     -------

5.06 The Tenant acknowledges and agrees that this shall be a net lease and all Rent provided to be paid to the Landlord hereunder shall be net to the Landlord and the Tenant shall yield to the Landlord all Rent during the Term of this Lease without abatement, deduction or set-off of any nature whatsoever, with respect to Additional Rent, all costs, expenses, rates, taxes, charges and obligations of every kind and nature whatsoever relating to the use of the Lands, Building or Leased Premises, whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties hereto, shall be paid by the Tenant in the Tenant's Proportionate Share excepting only those costs, expenses, rates, taxes, charges and obligations as specifically excepted in this Lease.

5.07 The Tenant shall have the right to contest, in good faith, the amount or validity of any Taxes imposed in respect of the Leased Premises but this shall not authorize the Tenant to defer payment of such Taxes nor relieve the Landlord of its obligation to pay such Taxes.

5.08 If the Tenant shall fail to pay any Tenant's Taxes, the Tenant shall be responsible for payment of any fine, penalty, interest and expense arising therefrom, and the Landlord shall be at liberty to pay the same (after ten days' written notice to the Tenant of its intention so to do) and may add to the next ensuring instalment of Additional Rent the full amounts so paid including all penalties, charges and interest in connection therewith.

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5.09   Any monies whatsoever payable by the Tenant to the Landlord other than
Basic Rent and Additional Rent shall be deemed to be Rent reserved in respect of the Leased Premises and shall be payable with the next ensuing monthly instalment of Additional Rent unless otherwise provided herein or unless otherwise mutually agreed between the parties hereto.

5.10 All monies payable by the Tenant to the Landlord pursuant to this Lease shall be paid in Canadian funds to the Landlord at 13511 Woodcrest Drive, White Rock, British Columbia, V4P 1W3, or at such other place or places as the Landlord may from time to time direct in writing.

5.11 All monies payable by the Tenant to the Landlord pursuant to this Lease shall bear interest at the rate of two percent (2%) per month, being twenty-four (24%) per year, calculated monthly from the due date to the date of payment.

5.12 All Rent reserved herein shall be deemed to accrue from day to day, and if for any reason it shall become necessary to calculate Rent for irregular periods of less than one (1) month, an appropriate pro rata adjustment shall be made on a daily basis in order to compute Rent for such irregular period.

5.13 The Landlord represents and warrants to the Tenant that, to the best of the Landlords knowledge, the structure of the Building is in good repair and the HVAC, electrical and mechanical systems are fully operational and free from patent defects, normal wear and tear excluded.

                     ARTICLE 6 - INSURANCE, LIABILITY & INDEMNITY
                     --------------------------------------------

The parties hereto covenant and agree each with the other as follows:

6.01   Tenant's Insurance.  The Tenant shall, subject to general availability on
       -------------------
reasonable commercial terms, and unless otherwise insured by the Landlord's Insurance, take out and keep in force through the Term and during such other times as the Tenant occupies the Leased Premises or part thereof such insurance as is acceptable to the Landlord.

6.02   Forms of Policies
       -----------------

      (a) Each policy required pursuant to paragraph 6.01 shall be in form acceptable to the Landlord.

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Page 8

      (b) Each policy required pursuant to paragraph 6.01 shall provide that the insurer must notify the Landlord and any mortgagee in writing by pre-paid registered mail at least thirty (30) days prior to any material change or cancellation thereof and that the policy shall not be invalidated in respect of the interests of the Landlord and any mortgagee by reasons of any breach or violation of any warranties, representations, declarations or conditions contained in such policies, and the policy will be considered as primary insurance and shall not call into contribution any other insurance that may be available to the Landlord.

      (c) The Tenant shall furnish to the Landlord, forthwith upon commencement of the Term, true copies of all such policies and shall provide written evidence of the continuation of such policies not less than ten (10) days prior to their respective expiry dates. The cost or premium for each and every such policy shall be paid by the Tenant.

6.03   Landlord's Insurance.  Subject to general availability on reasonable
       ---------------------
commercial terms, the Landlord may effect and maintain during the Term such insurance as it deems appropriate and shall advise the Tenant of its coverage.

6.04   Insurance Risks.  The Tenant shall not do, omit to do, or permit to be
       ----------------
done or omitted to be done upon the Leased Premises, the Building or the Lands anything that may contravene or be prohibited by any of the Landlord's insurance policies in force from time to time covering or relevant to any part of the Lands or the Building or which would prevent the Landlord from procuring such policies with companies acceptable to the Landlord or create an additional risk
under any of the Landlord's insurance policies.   Save for permitted uses, if
the occupancy of the Leased Premises, the conduct of business in the Leased Premises or any acts or omissions of the Tenant in the Leased Premises or any other portion of the Building causes or results in any increase in premiums for any of the Landlord's insurance policies, the Tenant shall pay any such increase as Rent forthwith upon demand.

6.05   Cancellation of Insurance. If any insurance policy upon the Building or
       --------------------------
the Lands or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled, or the coverage thereunder reduced in any way by the insurer by reason of the use and occupation of the Leased Premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant, or by anyone permitted by the Tenant to be upon the Leased Premises, and if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof by the Landlord, the Landlord may, at its option, enter upon the Leased

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Premises and remedy the condition giving rise to such cancellation, threatened cancellation or reduction, including the removal of any offending article, and the Tenant shall pay the cost thereof to the Landlord within five (5) days after request. The Tenant agrees that any such entry by the Landlord pursuant this paragraph is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease or implied bylaw.


                           ARTICLE 7 - TENANTS COVENANTS
                           -----------------------------

                  The Tenant covenants with the Landlord that:

7.01   Pay Rent.  The Tenant shall pay to the Landlord all Rent hereby reserved
       ---------
and all other monies to be paid by the Tenant in the manner herein provided.

7.02   Business Taxes, etc.  The Tenant shall pay all business licence fees and
       --------------------
other taxes (the "Tenant's Taxes") imposed, assessed, levied or charged against or in respect of any occupancy or use of the Leased Premises by the Tenant, or with respect to any personal property, trade fixtures, furniture and facilities of the Tenant in, on or about the Leased Premises, any fixtures, improvements, installations, alterations, additions, equipment or machinery from time to time placed, made, erected, constructed or installed in, on or about the Leased Premises by, on behalf of or at the request of the Tenant, or the business conducted by the Tenant in, on or from the Leased Premises, or the income from such business if, as and when the Tenant's Taxes become due; and the Tenant shall indemnify and keep indemnified the Landlord from and against all loss, costs, charges, expenses, penalties, interest charges and liability occasioned by or arising from or in connection with any and all the Tenant's Taxes; PROVIDED HOWEVER that such Tenant's Taxes are levied directly to or on behalf of the Tenant and shall not be included in the calculation of the Tenant's Proportionate Share of Additional Rent.

7.03   Evidence of Payments.  The Tenant shall produce to the Landlord from time
       ---------------------
to time at the Landlord's request satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

7.04   Comply with Laws, etc.  The Tenant shall, in the use, occupation,
       ----------------------
alteration or repair of the Leased Premises or any property used in connection therewith, comply with the terms of this Lease and the requirements of all applicable laws, by-laws, regulations or other governmental ordinances from time to time in existence. The Tenant shall further comply with the requirements of

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all policies of public liability, fire and any other type of insurance at the time in force with respect to the Leased Premises or any part thereof.

7.05   Rules and Regulations. The Tenant, its invitees, agents servants or other
       ---------------------
persons will be bound by and will observe any and all reasonable rules and regulations as the Landlord may from time to time require for the safety, security, care and cleanliness of the Lands and Building and for the preservation of good order thereon and therein, and the same will be kept and observed by the Tenant, its invitees, agents, servants or other persons. The Landlord shall provide notice in writing to the Tenant of any such rules and regulations.

7.06   Damage to Building by Tenant. The Tenant shall reimburse the Landlord for
       ----------------------------
costs incurred by the Landlord in making good any damage caused to the Leased Premises, the Building, the Lands, the improvements thereon or any part thereof including the furnishings and amenities thereof as a result of the negligence or wilful act of the Tenant, its invitees, agents, servants or other persons from time to time in or about the Leased Premises, the Building or the Lands.

7.07   Notice of Accidents Defect, etc.   The Tenant shall give the Landlord
       --------------------------------
prompt written notice of any damage to or defect in the heating and air conditioning apparatus, water pipes, gas pipes, telephone lines, electric light or other wires or other casualty.

7.08.1   Assigning or Subletting. The Tenant shall not by license permit any
         ------------------------
other person to occupy the Leased Premises and shall not mortgage this Lease or any right hereunder or interest herein and shall not assign or sublet the Leased Premises or any part thereof without the prior consent in writing of the Landlord, which consent shall not be unreasonably withheld. PROVIDED that the Tenant shall, at the time of requesting such consent, deliver to the Landlord such information in writing as the Landlord may reasonably require respecting the proposed assignee or subtenant, including the name, address, nature of business, financial responsibility and standing of such proposed assignee or subtenant. PROVIDED FURTHER that after receiving such request, the Landlord shall have the right, at its option, to terminate this Lease by giving, within ten (10) days after receiving the information, sixty (60) days' written notice
of termination to the Tenant.   In the event of such termination, the Rent and
all other payments required to be made by the Tenant hereunder shall be adjusted to the date of termination.

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7.08.2   In no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from its obligations fully to perform all the terms, covenants and conditions of this Lease on its part to be performed and in any event the Tenant shall be liable for the Landlord's reasonable costs incurred in connection with the Tenant's request for consent.

7.08.3 If the Tenant is a private company, any change in control of such company shall be deemed for the purposes hereof, to be an assignment of the Lease.

7.09   Goods, Chattels, etc. not to be Removed.  The Tenant agrees that all
       ----------------------------------------
goods, chattels and trade fixtures when moved into the Leased Premises shall not, except in the normal course of business, be removed from the Leased Premises until all Rent due or to become due during the Term of this Lease and all utility charges are fully paid.

7.10.1   Repairs. Tenant shall, during the Term, well and sufficiently repair,
         --------
maintain, amend and keep the Leased Premises, with the appurtenances and all fixtures, in good and suitable repair when, where and so often as need shall be, reasonable wear and tear, damage by fire and other risks against which the Landlord is insured excepted.

7.10.2 The Landlord and its agents shall have the right at all reasonable times during the Term to enter the Leased Premises to examine the condition thereof, and if repairs are required, the Landlord or its agents shall leave notice of same in writing at the Leased Premises, and the Tenant shall well and sufficiently repair and make good accordingly with fifteen (15) days from the date on which such notice is left at the Leased Premises.

7.11   Signs.  The Tenant shall not paint, display, inscribe, place or affix any
       ------
sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or in the interior of the Leased Premises visible from the outside of the Building, or anywhere on or about the Building and outside the Leased Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld; PROVIDED that the Landlord may prescribe a uniform pattern or identification signs for all tenants of the Building. Any such permitted signs, displays, etc. shall be installed, maintained and operated at the expense of the Tenant and will remain the property of the Tenant and Tenant, upon the expiration or sooner determination of the Term, shall at its expense remove such signs and make good all damage caused by such installation, maintenance, operation and removal.

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7.12.1   Alterations.  The Tenant shall not without the prior written consent of
         -----------
the Landlord, which consent shall not be unreasonably withheld, make any alterations, repairs or improvements to the Leased Premises. The Tenant shall submit to the Landlord detailed plans and specifications of any such work or installation when applying for consent, and the Landlord reserves the- right to recover from the Tenant the cost of having its architects or engineers examine such plans and specifications. The Landlord may require that any or all work to be done, or materials to be supplied hereunder shall be done or supplied by the Landlord's contractors and/or workmen or by contractors and/or workmen engaged by the Tenant but first approved by the Landlord. In any event, any or all work to be done or materials to be supplied hereunder shall be at the sole cost, expense and risk of the Tenant and shall be done and supplied and paid for in the manner and according to such terms and conditions, if any, as the Landlord may prescribe. Any connections of apparatus to the electrical system (other than routine plug-in appliances) or to the plumbing lines shall be deemed to be an alteration within the meaning of this paragraph.

7.12.2 The Tenant covenants with the Landlord that the Tenant shall promptly pay all charges incurred by the Tenant for any work, materials or services that may be done, supplied or performed in respect of the Leased Premises at the request of the Tenant and shall forthwith discharge any liens in respect of same at any time filed against the Lands and keep the Lands and the premises of which the Leased Premises form a part free from liens in respect of same. In the event that the Tenant fails to do so, the Landlord may, but shall be under no obligation to, pay into court the amount required to obtain a discharge of any such lien in the name of the Tenant and any amount so paid together with all disbursements and costs in respect of such proceedings shall be worthwith due and payable by the Tenant to the Landlord, whereupon the Tenant is entitled, as against the landlord, to the funds so paid into court. The Tenant shall allow the Landlord to post and keep posted on the Leased Premises any notices that the Landlord may desire to post under the provisions of the Builders Lien Act or other legislation.

7.13   Peaceful Surrender.  The Tenant shall, at the expiration or sooner
       ------------------
determination of the Term, peaceably surrender and yield up unto the Landlord the Leased Premises and deliver to the Landlord all keys to the Leased Premises which the Tenant and its servants have in their possession.

7.14.1   Care of Premises. The Tenant shall take good care of the Leased
         -----------------
Premises, keep well painted portions of the interior of the Leased Premises, keep the Leased Premises in a tidy and healthy condition and shall not cause any refuse, garbage or other loose or objectionable material to accumulate in or about the Leased Premises, the Building or the Lands.

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7.14.2   The Tenant shall, at its own expense, be responsible for and shall maintain and replace from time to time as may be reasonably necessary during the Term all light fixtures, bulbs and florescent tubes in the Leased Premises.

7.14.3 The Tenant shall, at its own expense, replace or repair, under the direction and to the reasonable satisfaction of the Landlord, the glass, locks and trimmings of the doors and windows in or upon the Leased Premises which become damaged or broken, except if same are damaged or broken by the Landlord, its employees, agents or contractors.

                       ARTICLE 8 - LANDLORD'S COVENANTS
                       --------------------------------

                  The Landlord covenants with the Tenant that:

8.01   Quiet Enjoyment.  The Tenant, paying the Rent hereby reserved and
       ----------------
performing the covenants herein on the Tenant's part contained, shall and may peaceably possess and enjoy the Leased Premises for the Term without any interruption or disturbance from the Landlord or any other person lawfully claiming by, from or under the Landlord.

8.02   Taxes.  The Landlord will pay or cause to be paid all Taxes with respect
       -----
to the Leased Premises except Tenant's Taxes and except as herein otherwise provided.

8.03   Landlord's Work. The Landlord shall use its best efforts to complete the
       ---------------
work, if any, designated as "Landlord's Work" in Schedule "D" hereto prior to the Commencement Date. However, if such Landlord's Work is not so completed, the Tenant shall accept the Leased Premises in an "as is" condition on the Commencement Date and the Landlord shall continue thereafter to complete the Landlord's Work as diligently as possible; in such event there shall be no abatement of Basic Rent or Additional Rent unless agreed to in writing by the Landlord.

8.04   Structural Repairs.  The Landlord shall be responsible for structural
       -------------------
repairs to the roof, roof structure, bearing walls, floor and foundation of the Building, save and except damage caused by the negligence or wilful act of the Tenant, its servants, agents or employees.

                        ARTICLE 9 - MUTUAL COVENANTS
                        ----------------------------

The parties hereto covenant and agree each with the other as follows:

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9.01.1   Damage or Destruction of Premises.  Provided that if during the Term or
         ----------------------------------
any renewal thereof the Leased Premises shall be damaged or destroyed by a peril or perils which would be covered by a standard insurance policy with extended coverage endorsement attached thereto, the Rent shall abate in the proportion that the part of the Leased Premises rendered-unfit for occupancy bears to the whole of the Leased Premises until the Leased Premises are rebuilt; and the Landlord agrees that it will with reasonable diligence repair the Leased
Premises unless the Tenant is obligated to repair under the terms hereof or unless this Lease is terminated as herein otherwise provided; subject always to the provisions of paragraphs 9.01.2 and 9.01.3

9.01.2 If the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within ninety (90) days of the damage or destruction, the Landlord, instead of rebuilding or making the Leased Premises fit for the Tenant, may at its option determine this Lease by giving to the Tenant, within thirty (30) days after such damage or destruction, notice of termination and thereupon Rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant will immediately deliver up possession of the Leased Premises to the Landlord.

9.01.3 Provided that if the Building or part thereof shall be damaged or destroyed and such damage or destruction shall, in the reasonable opinion of the Landlord, materially interfere with the enjoyment of the Leased Premises by the Tenant, the Rent in respect of the Leased Premises shall abate in proportion to such interference during the period of such interference.

9.02   Access. The Tenant will permit the Landlord, its servants or agents to
       ------
enter upon the Leased Premises at any reasonable time and from time to time for the purpose of inspecting and of making repairs, alterations or improvements to the Leased Premises or to the Building, or at any time in the case of an emergency, and the Tenant will not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. PROVIDED that the Landlord will proceed under this paragraph in such manner so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises. Entry by the Landlord upon the Leased Premises or any part or parts thereof from time to time pursuant to this paragraph will not be or be deemed to be a re-entry.

9.03.1   Landlord's Right to Inspect-Dismay Sign and Exhibit.  During the Term
         ----------------------------------------------------
any person or persons may inspect the Leased Premises and all parts thereof at all reasonable times on producing a written order to that effect signed by the Landlord or its agents.

9.03.2 The Landlord shall have the right during the last three (3) months of the Term to place upon the Leased Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Leased Premises are for rent and the Tenant shall not remove such notice or permit same to be removed.

9.03.3 The Tenant shall permit the Landlord or its agents to exhibit the Leased Premises to prospective tenants during normal business hours of the last three (3) months of the Term.

9.03.4 At any time during the Term the Tenant shall permit the Landlord or its agents to exhibit the Leased Premises for the purposes of the Landlords own financing and re-financing or to exhibit the Leased Premises to any prospective purchaser of the the Landlords interest in the Building.

9.04   Events of Default.  Any of the following constitutes an Event of Default
       -----------------
under this Lease and is hereafter referred to as an "Event of Default";

(a) and Rent is in arrears and is not paid within five (5) days after written demand by the Landlord;

(b)   the Tenant has breached any of obligations in this Lease and, after ten
      (10) days' written notice from the Landlord (or such shorter period as may be specifically provided in this Lease),

      (i)     the Tenant has not remedied such breach, or

      (ii) if such breach cannot be reasonably remedied within ten (10) days or such specified shorter period, the Tenant has failed to commence to remedy such breach within such ten (10) day or shorter period and thereafter fails to proceed diligently to remedy such breach, it being understood that no notice is required from the Landlord for those defaults listed in sub-paragraphs 9.04(c) to
              (i), inclusive;

(c) the Tenant or Indemnifier becomes bankrupt or insolvent or takes the benefit of any statute for bankrupt or insolvent debtors or makes any proposal, assignment or arrangement with its creditors, or any steps are taken or proceedings commenced for the dissolution, winding-up or other termination of the Tenant's business or the liquidation of its assets;

(d) a trustee, receiver, receiver/manager or a person, corporation, partnership or other entity acting in a similar capacity is appointed with respect to the business or assets of the Tenant or Indemnifier;

(e) the Tenant or Indemnifier makes a sale in bulk of all or a substantial portion of its assets other than as approved by the Landlord;

(f) this Lease or any of the Tenant's or Indemnifier's assets are taken under a writ of execution and such writ is not stayed or vacated within fifteen (15) days after the date of such taking;

(g) the Tenant abandons or attempts to abandon the Leased Premises or the Leased Premises become vacant or substantially unoccupied for a period of ten (10) consecutive days or more without the consent of the Landlord;

(h) the Indemnifier fails to execute and deliver to the Landlord before the Commencement Date and Indemnity Agreement in the form attached hereto as Schedule "B" or at any time denies liability under any such Indemnity Agreement;

(i) any event of default occurs under any lease or agreement relating to other premises in the Building leased to or occupied by the Tenant or the Indemnifier; or

(j) any insurance policy covering any part of the Lands, the Building or the Leased Premises is, or is threatened to be, cancelled or adversely changed (including a substantial premium increase) as a result of any act or omission of the Tenant or any person for whom it is legally responsible.

9.05   Landlord's Remedies. If and whenever an Event of Default occurs, then
       --------------------
without prejudice to any other right which it has pursuant to this Lease or at law, the Landlord shall have the following right and remedies, which are cumulative and not alternative, and only exercisable upon sixty (60) days' written notice:

(a) to terminate this Lease by notice to the Tenant or to re-enter the Leased Premises and repossess them and, in either case, enjoy them as of their former estate, and the Landlord may remove all persons and property from the Leased Premises and store such property at the expense and risk of the Tenant or sell or dispose of such property in such manner-as the Landlord sees fit without notice to the Tenant;

(b) to enter the Leased Premises as agent of the Tenant and to relet the Leased Premises for whatever length, and on such terms as the Landlord in its discretion may determine and to receive the rent therefor, and as agent of the Tenant to take possession of any property of the Tenant on the Premises, to store such property at the expense and risk of the Tenant or to sell or otherwise dispose of such property in such manner as the Landlord sees fit without notice to the Tenant; to make alterations to the Leased Premises to facilitate their reletting; and to apply the proceeds of any such sale or reletting first, to the payment of any expenses incurred by the Landlord with respect to any such reletting or sale, second, to the payment of any indebtedness of the Tenant to the Landlord other than Rent, and third, to the payment of Rent in arrears, with the residue to be held by the Landlord and applied to payment of future Rent as it becomes due and payable; PROVIDED that the Tenant shall remain liable for any deficiency to the Landlord.

(c) to remedy or attempt to remedy any default of the Tenant under this Lease for the account of the Tenant and to enter upon the Leased Premises for such purposes; and the Landlord shall not be liable to the Tenant for any loss, injury or damages caused by acts of the Landlord in remedying or attempting to remedy such default and the Tenant shall pay to the Landlord all expenses incurred by the Landlord in connection therewith;

(d) to recover from the Tenant all damages, costs and expenses incurred by the Landlord as a result of any default by the Tenant including, if the Landlord terminates this Lease, any deficiency between those amounts which would have been payable by the Tenant for the portion of the Term following such termination and the net amounts actually received by the Landlord during such period of time with respect to the Leased Premises; and

(e) to recover from the Tenant as liquidated damages the full amount of Rent for the unexpired portion of the Term, which shall immediately become due and payable as accelerated Rent.

9.06   Remedies Cumulative.  Notwithstanding any other provision in this Lease,
       --------------------
the Landlord may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease, by statute or common law, all of which rights and remedies are intended to be cumulative and not alternative,- and the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

9.07   Distress. Notwithstanding any provision of this Lease or any provision of
       --------
applicable laws, none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears, and the Tenant waives any such exemptions. If the Landlord makes any claim against the goods or chattels of the Tenant by way of distress, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of the Landlord to levy such distress.

9.08   Costs.  The Tenant shall pay to the Landlord all damages, costs and
       -----
expenses (including, without limitation, all legal fees on a solicitor and client basis) incurred by the Landlord in enforcing the terms of this Lease, or exercising any of the Landlord's remedies hereunder, or with respect to any matter or thing which is the obligation of the Tenant under this Lease, or in respect of which the Tenant has agreed to insure or to indemnify the Landlord.

9.09   Survival of Obligations. The indemnity provisions of this Lease and the
       ------------------------
Landlord's rights in respect of any failure by the Tenant to perform any of its obligations under this Lease shall remain in full force and effect notwithstanding the expiration or earlier termination of this Lease.

9.10   Overlooking and Condoning. Any condoning, excusing or overlooking by the
       -------------------------
Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or non-observance nor so as to defeat or affect in any way the rights of the Landlord hereunder in respect of any subsequent default, breach or non-observance.

9.11   Overholding. If the Tenant continues to occupy the Leased Premises after
       -----------
the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the tenancy of the Tenant shall, in the absence of written agreement to the contrary, be from month to month only at a rental per month equal to one and one-half times the Basic Rent payable hereunder, payable monthly in advance on the first day of each month and shall be subject to all other terms and conditions of this Lease.

9.12.1   Removal of Improvements and Fixtures. All Leasehold Improvements shall
         -------------------------------------
immediately upon their placement become the Landlord's property without compensation to the Tenant. Except as otherwise agreed by the Landlord in writing, no Leasehold Improvements or trade fixtures shall be removed from the Leased Premises by the Tenant either during or at the expiry or earlier termination of the Term except that:

(a) the Tenant may, during the Term, in the usual course of its business, remove its trade fixtures, provided that the Tenant is not in default under this Lease; and

(b) the Tenant shall, at its sole cost remove such, if any, of the Leasehold Improvements and trade fixtures in the Leased Premises as the Landlord shall require to be removed, such removal to be completed by the later of
      (i) the date of expiry or earlier termination of the Term, or (ii) thirty
      (30) days after the receipt by the Tenant of written notice from the Landlord of such requirement.

9.12.2 The Tenant shall, at its own expense and within thirty (30) days of receipt of written notice from the Landlord so to do, repair any damage caused to the Leased Premises or the Building by the installation or removal of the Leasehold Improvements or trade fixtures of the Tenant. If the Tenant does not remove the Leasehold Improvements or its trade fixtures as provided in paragraph 9.12.1, they shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable. If the Tenant fails to complete any repair or removal referred to in this paragraph 9.12.1 within the period specified, the Tenant shall pay compensation to the Landlord for each day after the expiry of such period until the completion of such repair or removal at a rate equal to 150% of the per diem Basic Rent payable during the last month preceding the expiry or earlier termination of the Term, which sum is agreed by the parties to be a reasonable estimate of the damages suffered by the Landlord for loss of use of the Leased Premises.

9.13   Unavoidable Failure or Delay.  Whenever and to the extent that the Land-
       -----------------------------
lord is unable to fulfil, or is delayed or restricted in the fulfilment of, any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of its being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto, or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of its not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord will be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant will not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned, and will not be entitled to cancel this Lease.

9.14   Sale of Premises. In the event of a sale, transfer or lease by the
       -----------------
Landlord of the Building or a portion thereof containing the Leased Premises or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, the Landlord will without further written agreement, to the extent that such purchaser, transferee or lessee has become bound by the covenants and obligations of the Landlord hereunder, be freed, released and relieved of all liability or obligation under this Lease, whether express or implied. If any security is given by the Tenant to secure performance of the Tenant's covenants hereunder, the Landlord may transfer such security to the Purchaser of the reversion and thereupon the Landlord shall be discharged from any further liability thereto.

9.15   Landlord not Responsible for Loss or Injury.  The Landlord shall not be
       --------------------------------------------
responsible in any way for any injury to any person or for any loss of or damage to any property belonging to the Tenant or its invitees, licensees, agents, servants or other persons from time to time attending at the Leased Premises while such person or property is in or about the Lands and Building.

9.16   Subordination.  If required by the Landlord so to do, the Tenant shall
       -------------
subordinate this Lease to any mortgages, including any deed of trust and mortgage and all indentures supplemental thereto, which now or hereafter during the Term affect or relate to this Lease and to all modifications or renewals thereof. The Tenant agrees to execute promptly, from time to time, and assurance which the Landlord may require to confirm this subordination and hereby constitutes the Landlord as agent or attorney of the Tenant for the purpose of executing any such assurance and of making application at any time and from time to time to register postponement of this Lease in favour of any such mortgage in order to give effect to the provisions of this paragraph.

9.17   Registration. This Lease shall not be registered in the Land Title
       ------------
Office in the registration district in which title to the lands is registered unless the Landlord so requests, in which case the Tenant shall bear all costs of such registration. Notwithstanding the provisions of paragraph 9.16, in the event the Landlord requires this Lease to be registered in priority to any mortgage, trust deed or trust indenture which may now or any time hereafter affect in whole or in part the Leased Premises or the Building, the Tenant shall execute promptly upon request by the Landlord any certificate, priority agreement, or other instrument which may from time to time be requested to give effect thereto and the Tenant hereby irrevocably appoints the Landlord as agent and attorney of the Tenant with full power and authority to execute and deliver such instruments for and in the name of the Tenant.

9.18   Entire Relationship. The parties acknowledge that there are no covenants,
       -------------------
representations, warranties, agreements or conditions expressed or implied, collateral or otherwise, forming part of or in any way affecting or relating to this Lease or the Leased Premises save as expressly set out in this Lease and that this Lease, including any Schedules attached hereto, constitutes the entire agreement between the Landlord, the Tenant and the Indemnifier and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord, the Tenant and the Indemnifier.

9.19   Notices. Any notices herein provided for or given hereunder shall be
       -------
sufficiently given if mailed in Canada by registered or certified mail, postage prepaid as follows:

     (a)   To the Landlord at:

           13511 Woodcrest Drive
           White Rock, B.C.
           V4P 1W3

     (b)   To the Tenant or to the Indemnifier at:

           the address of the Leased Premises;

or at such other address as a party may from time to time advise the other(s) in writing, and such notice shall be deemed to have been received on the third business day after the date on which it was so mailed except in the event of labour or other disputes affecting postal service, in which case notice will not be deemed to have been received until actually received.

9.20   Governing Law. This Lease will be deemed to have been made and will be
       --------------
construed in all respects in accordance with the laws of the Province of British Columbia.

9.21   Frustration. Notwithstanding the occurrence or existence of any event or
       -----------
circumstance or the non-occurrence of any event or circumstance and so often and for as long as the same may occur or continue which, but for this paragraph, would frustrate or void this Lease, the obligations and liabilities of the parties hereunder shall continue in full force and effect as if such event or circumstance had not occurred or existed.

9.22   Time of Essence.  Time shall be of the essence of this Lease.
       ----------------

9.23   Headings. The headings in this Lease have been inserted as a matter of
       --------
convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provision hereof.

9.24   Severability.  All of the provisions of this Lease are to be construed as
       ------------
covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they will be considered separate and severable from this Lease and its remaining provisions will remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

9.25   Binding. This Lease will enure to the benefit of and be binding upon the
       -------
parties hereto and their respective heirs, executors, administrators, successors, assigns and other legal representatives.

                      ARTICLE 10 - INDEMNIFIER'S COVENANT
                      -----------------------------------

10.01 The Indemnifier covenants and agrees to execute and deliver to the Landlord before the Commencement Date and to be bound by the teams of an Indemnity Agreement in the form attached hereto as Schedule "B".

IN WITNESS WHEREOF the parties hereto have executed this Lease on the day and year first above written.


THE CORPORATE SEAL of the Landlord   )
was hereunto affixed                 )
in the presence of:                  )
                                     )
                                     )
                                     )
    /s/ signature                    )       /s/ signature
----------------------------------   )
                                     )
----------------------------------   )


THE CORPORATE SEAL of the Tenant     )
was hereunto affixed                 )
in the presence of:                  )
                                     )
                                     )
                                     )
    /s/ signature                    )       /s/ signature
----------------------------------   )
                                     )
----------------------------------   )


SIGNED, SEALED AND DELIVERED by      )
the Indemnifier in the presence of:  )
                                     )
                                     )
                                     )
    /s/ signature                    )       /s/ Raj-Mohinder S. Gurm
----------------------------------   )     ------------------------------
                                     )      Raj-Mohinder S. Gurm
----------------------------------   )

                                        SCHEDULE "A"
                                        ------------

                   To that certain Lease dated for reference the 1st day of September, 1998 and made between WEST-BEND CONSTRUCTION LTD. as Landlord,
                   SPECTRUM TRADING INC., as Tenant and
                   RAJ-MOHINDER S. GURM as Indemnifier

                         LEASED PREMISES - DESCRIPTION AND PLAN
                         --------------------------------------

The Leased premises are that part of the Building situate at 13018 - 80th Avenue, Surrey, British Columbia, outlined in red on the Plan attached to this Schedule "A", and known as:

                   Unit 200, constituting 4,400 square feet as outlined in red on the attached page 2 to this Schedule "A".

The Lease Premises shall exclude the outside face of all perimeter walls of the Leased Premises but shall include windows and doors in the perimeter walls. The Leased Premises shall include all installations, fixtures and furnishings and other amenities situate in the Leased Premises.

In calculating the area of the Leased Premises or of the Building, the calculation shall include all areas, whether occupied or not, and shall be computed by measuring from the outside surface of the outer building walls to the outside of corridors or other permanent partitions and to the center of partitions which separate the area occupied from adjoining premises without deductions for columns and projections necessary to the Building, but shall not include the electrical room or water station in the Building.

                               [GRAPHIC OMITTED]

                              SCHEDULE "B" INDEMNITY

In order to induce WEST-BEND CONSTRUCTION LTD. (the " Landlord") to enter into a

Lease (the "Lease") of those certain premises in Building Phase 11, known as

Unit 200, 13018 - 80th Avenue, Surrey, British Columbia, with SPECTRUM TRADING

INC. (the "Tenant") and RAJ-MOHINDER S. GURM, (the "Indemnifier"), such Lease being dated for reference September 1, 1998, and for other good and valuable consideration and the mutual covenants of the Landlord, the Tenant and the

Indemnifier under the Lease, the Indemnifier hereby makes the following indemnity and agreement, jointly and severally with the Tenant, (the

"Indemnity") with and in favour of the Landlord:

(a)   At all times during the Term of this Lease and any extension or renewal of the Lease the Indemnifier shall (i) make the due and punctual payment of all

Rent, monies, charges and other amounts of any kind whatsoever payable under the

Lease by the Tenant whether to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed; (ii) effect prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; (iii) indemnify and save the Landlord harmless from any loss, costs or damages arising out of any failure by the Tenant to pay the aforesaid Rent, monies, charges or other amounts due under the Lease or resulting from any failure of the Tenant to observe or perform any of the terms, covenants and conditions contained in the

Lease; and (iv) indemnify and save their Landlord harmless from any loss, costs or damages incurred by the Landlord if the Tenant is overholding with or without the permission of the Landlord after the expiration of the Term.


(b)   This Indemnity is absolute and unconditional and the obligations of the

Indemnifier shall not be leased, discharged, mitigated, impaired or affected by

(i) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the Lease; (ii) any waiver by or failure of the

Landlord to enforce any of the terms, covenants and conditions contained in the

Lease; (iii) any assignment of the Lease by the Tenant or by any trustee,

receiver or liquidator; (iv) any consent which the Landlord gives to any such assignment or subletting; (v) any amendment to the Lease or any waiver by the

Tenant of any of its rights under this Lease; (vi) the expiration of the Term;

(vii) any renewal or extension of the Lease pursuant to any option of the Tenant or otherwise, the Indemnifier hereby agreeing that its obligations under the

Indemnity shall extend throughout the Term, as renewed or extended; (viii) any loss of or in respect of any security received or intended to have been received by the Landlord from the Tenant or any other person, whether or not occasioned or contributed to by or through the act, omission, default or neglect of

Landlord; or (ix) any act or omission of Landlord or any other person whereby the Indemnifier would or might otherwise be released or have its obligations hereunder discharged, mitigated, impaired or affected in any way whatsoever;

nothing but payment and satisfaction in full of all Rent and the due performance and observance of all terms, covenants and conditions on the part of Tenant to be paid and performed shall release the Indemnifier of its obligations hereunder.


(c)   The Indemnifier hereby expressly waives notice of the acceptance of this

Indemnity and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions contained in the

Lease. Without limiting the generality of the foregoing, any notice which the

Landlord desires to give to the Indemnifier shall be sufficiently given if delivered in person to the Indemnifier or mailed to the Indemnifier at the

Leased Premises under the Lease. The Indemnifier may designate by notice in writing a substitute address for that set forth in the Lease and thereafter notices shall be directed to such substitute address. If more than one person is named as Indemnifier, any notice given hereunder or under the Lease shall be sufficiently given if delivered or mailed in the foregoing manner to any one such person.


(d)   In the event of a default under the Lease or under this Indemnity, the

Indemnifier waives any right to require the Landlord to (i) proceed against the

Tenant or pursue any rights or remedies against the Tenant with respect to the

Lease, (ii) proceed against or exhause any security of the Tenant held by the

Landlord, or (iii) pursue any other remedy whatsoever in the Landlord's power.

The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

(e)   Without limiting the generality of the foregoing, the liability of the

Indemnifier under this Indemnity is not and is not deemed to have been waived,

released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors'

proceedings or the rejection, disaffirmance or disclaimer of the Lease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been disaffirmed or disclaimed, and in furtherance hereof, the Indemnifier agrees,

upon any such disaffirmance or disclaimer, that the Indemnifier shall, at the option of the Landlord, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied mutatis mutandis. The liability of the Indemnifier shall not be affected by any repossession of the

Leased Premises by the Landlord, provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Leased Premises shall be credited from time to time by the

Landlord against the indebtedness of the Indemnifier hereunder and the

Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.


(f)   No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

(g)   No modifications of this Indemnity shall be effective unless the same is in writing and is executed by both the Indemnifier and Landlord.


The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the

Tenant named in the Lease. Notwithstanding the foregoing, or any performance in whole or in part by the Indemnifier of its obligations hereunder or of the

Tenant under the Lease, the Indemnifier shall not have any entitlement to occupy the Leased Premises except at the Landlord's option as hereinbefore set out, or otherwise enjoy any of the benefits to which Tenant is entitled under the Lease,

and the Indemnifier shall not be entitled to be subrogated to any rights of the

Landlord whatsoever, unless agreed to by the Landlord in writing.


This indemnity constitutes the complete agreement between the Indemnifier and the Landlord and none of the parties hereto shall be bound by any representations or agreements made by any person which would in any way reduce or impair the obligations of the Indemnifier other than any which are expressly set out herein. If two or more individuals, corporations, partnerships or other business associations (or any combination thereof) execute this Indemnity as

Indemnifier the liability of each individual, corporation partnership or their business association hereunder is joint and several.

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Page 6

The obligations of the Indemnifier hereunder shall be assignable by the Landlord and any assignment of the Lease by the Landlord shall constitute an assignment of the obligations of the Indemnifier unless the said obligations of the

Indemnifier are specifically excepted from any such assignment of the Lease.


Notwithstanding any alternations to the Leased Premises, the Indemnifier shall continue to be bound by all its obligations pursuant hereto to the extent of what would have been its obligations pursuant hereto had such alternations not been made.


All of the terms, covenants and conditions of the Indemnity extend to and are binding upon the Indemnifier, his, her or its heirs, executors, administrators,

successors and assigns, as the case may be, and ensure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be and any Mortgagee.



IN WITNESS WHEREOF this Indemnity was executed this 1st day of September, 1998.

WITNESS:                              INDEMNIFIER:

  /s/ signature                       /s/ Raj-Mohinder S. Gurm
------------------------------        ------------------------------
                                      Raj-Mohinder S. Gurm

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                                      SCHEDULE "C"


USE OF PREMISES:


For the purpose of light manufacturing of jewellery cleaner and tire sealant.


The use, storage and disposal of any toxic chemical deemed to be hazardous is prohibited within the said unit.


Any odor deemed to be offensive to be properly ventillated.


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